Exhibit 10.6

AMENDMENT TO

EXECUTIVE CONFIDENTIALITY, NON-SOLICITATION,

NON-COMPETITION AND SEVERANCE AGREEMENT

Amendment to Executive Confidentiality, Non-Solicitation, Non-Competition and Severance Agreement dated as of July __, 2011 (this “Amendment”) made among PAETEC Holding Corp., a Delaware corporation and its subsidiaries, and the Senior Officer of the Company set forth on the signature page hereof (“you”).

W I T N E S S E T H :

WHEREAS, you and the Company are parties to an Executive Confidentiality, Non-Solicitation, Non-Competition and Severance Agreement, dated as of _______________ (the “Agreement”); and

WHEREAS, in consideration of the special retention equity award to be made to you by the Company, the parties have agreed to modify one provision of the Agreement as described in this Amendment;

NOW, THEREFORE, in consideration of the promises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     Definitions. Capitalized terms used but not defined in this Amendment (including the recitals hereto) shall have the meanings ascribed to such terms in the Agreement.

2.     Amendment to Section 7 of the Agreement. Section 7 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“The Company may waive your compliance with the non-competition covenant of Section 3(a)(ii) at its sole discretion: (1) if your employment is terminated for Cause; or (2) if you voluntary terminate your employment with the Company to accept employment with another company and such voluntary resignation by you is not for Good Reason and is not in connection with a Change of Control event (individually items (1) and (2) are referred to as a “Waiver Trigger Event”). Such a waiver must be made in writing duly executed by PAETEC Holding or any Subsidiary that employs you, must be made no later than thirty (30) days following the Waiver Trigger Event, and shall not in any way be deemed a waiver of the Company’s right to enforce any other requirements or provisions of this Agreement, including without limitation the obligations of Section 3(a)(i), (iii) and (iv). You acknowledge that, if the Company so waives the covenants set forth in Section 3(a)(ii) in accordance with the provisions of this Section 7, the Company shall not be obligated to pay you any of the consideration (including non-cash benefits) set forth in Section 5, notwithstanding any provision of this Agreement to the contrary, and you shall remain obligated to comply with all of the other non-waived provisions of this Agreement, including without limitation Sections 3(a)(i), (iii), and (iv). For the avoidance of doubt, the Company shall not have any other waiver rights with respect to the compensation due under this Agreement except for the waiver rights specifically set forth in this Section 7.”

3.     Miscellaneous. This Amendment shall not constitute an amendment or modification of any provision of the Agreement not expressly referred to herein. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in counterparts, all of which shall together constitute a single agreement.

4.     Delivery by Facsimile and Electronic Means. This Amendment, to the extent signed and delivered by means of a facsimile machine, electronic mail or other electronic means, shall be treated in all manner and respects as an original instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of either party hereto, the other party hereto shall re-execute the original form of this Amendment and deliver such form to the other party.

5.     Governing Law. THIS AMENDMENT AND ITS TERMS WILL BE CONSTRUED IN ACCORDANCE WITH, AND ENFORCED AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OR CHOICE OF LAW RULES OR OTHER PRINCIPLES THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AMENDMENT TO THE SUBSTANTIVE LAW OF A JURISDICTION OTHER THAN NEW YORK.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph hereof.

THE COMPANY:

PAETEC HOLDING CORP.

By:
Name: Mary K. O’Connell
Title: Executive Vice President

YOU:

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